Exhibit 99.2
LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements

On February 12, 2010, Libra Alliance Corporation, (“Libra”) a Nevada corporation, entered into a master transaction agreement (the “Master Transaction Agreement”) with LY Holdings, LLC (“LYH”), a Kentucky limited liability company, and holders of LYH notes having a face value of $5,149,980 (the “LYH Debtholders”) under which LYH will transfer 100% of its interest in its wholly-owned subsidiary, Lightyear Network Solutions, LLC (“Lightyear”), a Kentucky limited liability company, including its wholly-owned subsidiary, Lightyear Alliance of Puerto Rico, LLC (which has limited activity), in exchange for common and preferred stock of Libra (the “Exchange Transaction”).

Commencing in May 2009 and continuing through February 8, 2010, LYH issued convertible promissory notes to the LYH debt holders under a capital campaign (the “LYH Note and Warrant Offering”). All of the net cash proceeds under the LYH Note and Warrant Offering were transferred to Lightyear. As Lightyear was the beneficiary of the net proceeds raised under the LYH Note and Warrant Offering, the full costs incurred (interest, change in the fair value of derivative liabilities, amortization of debt discount and deferred financing costs) by LYH in connection with the financing, were charged to Lightyear as a cost of the offering.

Immediately before, and as a contingency to, the closing of the Exchange Transaction, LYH and the LYH Debtholders entered into agreements for the modification, rescission and/or exchange of certain securities held by the LYH Debtholders (the “Securities Modification Agreements”). The modified LYH Notes were then contributed to Libra in exchange for Libra common stock (the “Contribution Agreements”). Pursuant to the Securities Modification Agreements, the LYH Notes now have a maturity date of December 31, 2011 and an interest rate of five percent (5%) per annum. The effect of the modifications and rescissions of the LYH Notes was to eliminate the previously existing conversion and guaranty features, as well as to cancel the warrants issued in connection with these securities. The modifications and rescissions under the Securities Modification Agreements became effective upon the contribution of the LYH notes to Libra.

On February 12, 2010, Libra and the LYH Debtholders entered into the Contribution Agreements, which provided for the contribution by the LYH Debtholders of the LYH Notes to Libra. In exchange for the LYH Notes, Libra issued an aggregate of 3,242,533 shares of Libra common stock to the LYH Debtholders. Since the LYH Notes represent a receivable from an entity which is now a stockholder, the LYH Notes were recorded as contra-equity.

The transactions under the Master Transaction Agreement are deemed to be a merger intended to qualify as a tax-free unified exchange of property for stock under Section 351 of the Internal Revenue Code of 1986.

Based on the fact that after the exchange: (i) the former member of Lightyear controls Libra, (ii) the officers of Lightyear have become Libra’s officers and the directors of Lightyear have become Libra’s directors, (iii) Libra’s only business is the business that had been previously conducted by Lightyear, for accounting purposes, Lightyear is treated as the acquirer. The acquisition will be accounted for as a “reverse merger” and recapitalization since the sellers of Lightyear will control the combined company immediately following the completion of the transaction. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements in this report filed on Form 8-K/A are those of Lightyear and are recorded at the historical cost basis of Lightyear. Libra’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Lightyear after consummation of the acquisition.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2009 combines the audited balance sheet of Libra as of December 31, 2009 with the audited consolidated balance sheet of Lightyear, giving effect to the transactions described in the Master Transaction Agreement as if they had occurred on December 31, 2009.

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements, continued

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009 combines the audited statement of operations of Libra for the year ended December 31, 2009 with the audited consolidated results of operations of Lightyear for the year ended December 31, 2009, giving effect to the transactions described in the Master Transaction Agreement as if they had occurred on January 1, 2009.

The pro forma adjustments give effect to events that are directly attributable to the transactions discussed below, that have a continuing impact on the operations of Libra, and are based on available data and certain assumptions that management believes are factually supportable.

The Company is providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with Libra’s historical financial statements and those of Lightyear and the related notes thereto contained elsewhere in this Form 8-K/A. The pro forma adjustments and the unaudited pro forma information are not necessarily indicative of the financial position or results of operations that may have actually occurred had the merger taken place on the dates noted, or of Libra’s future financial position or operating results.

Libra Alliance Corporation
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2009

	Libra Alliance Corp.	Lightyear Network Solutions, LLC	Pro Forma Adjustments	Notes	Pro Forma Adjustments	Notes	Pro Forma Balance
	Note 1	Note 2	Dr.		Cr.
CURRENT ASSETS

Cash	$770	$440	$1,229,180	3	$770	6	$1,229,620
Accounts receivable, net	-	4,096,884	-		-		4,096,884
Vendor deposits	-	916,211	-		-		916,211
Inventories, net	-	214,257	-		-		214,257
Deferred financing costs, net	-	435,520	-		435,520	4	-
Prepaid expenses and other current assets	-	801,952	-		-		801,952
Total current assets	770	6,465,264	1,229,180		436,290		7,258,924

PROPERTY AND EQUIPMENT, NET	-	306,080	-		-		306,080
DEFERRED FINANCING COSTS, NET		77,235	370,800	3	448,035	4	-
INTANGIBLE ASSETS, NET	-	1,164,583	-		-		1,164,583
OTHER ASSETS	-	282,725	-		-		282,725

TOTAL ASSETS	$770	$8,295,887	$1,599,980		$884,325		$9,012,312

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$35,500	$7,441,828	$35,500	6	$-		$7,441,828
Accounts payable - related party	9,850	-	9,850	6	-		-
Interest payable to Parent	-	4,546,766	4,546,766	5	-		-
Accrued agent commissions	-	627,738	-		-		627,738
Deferred revenue	-	412,901	-		-		412,901
Other liabilities	-	1,332,686	-		-		1,332,686
Short term borrowings	-	500,000	500,000	3	-		-
Due to Parent	-	137,707	883,555	4	745,848	5	-
Current portion of capital lease obligations	-	34,028	-		-		34,028
Current portion of loans payable to Parent	-	16,016,262	16,016,262	5	-		-
Total current liabilities	45,350	31,049,916	21,991,933		745,848		9,849,181

CAPITAL LEASE OBLIGATIONS, NON-CURRENT PORTION	-	-	-		-		-
							-
LOANS PAYABLE TO PARENT, NON-CURRENT PORTION	-	3,000,000	5,099,980	5	2,099,980	3	-
							-
INTEREST PAYABLE TO PARENT, NON-CURRENT PORTION	-	126,233	126,233	5	-		-

TOTAL LIABILITIES	45,350	34,176,149	27,218,146		2,845,828		9,849,181

COMMITMENTS AND CONTINGENCIES	-	-	-		-		-

STOCKHOLDERS' EQUITY
Common stock - $.001 par value; 70,000,000 shares authorized;					3,243	9
18,747,533 issued and outstanding	6,400	-	895	7	10,000	8	18,748
Preferred stock - $.001 par value; 9,500,000 shares authorized; 9,500,000 issued and outstanding	-	-			9,500	8	9,500
Note receivable issued for common stock			5,149,980	9	-		(5,149,980)
			836,869	10
			58,200	6	5,146,737	9
Additional paid-in capital	51,800	-	19,500	8	895	7	4,284,863
Retained earnings (deficit)	(102,780)	-	-		102,780	6	-
					836,869	10
Member's deficit	-	(25,880,262)	-		25,043,393	5	-

TOTAL STOCKHOLDERS' EQUITY	(44,580)	(25,880,262)	6,065,444		31,153,417		(836,869)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$770	$8,295,887	$33,283,590		$33,999,245		$9,012,312

See notes to these unaudited pro forma condensed combined financial statements

Libra Alliance Corporation
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

	Libra Alliance Corp.	Lightyear Network Solutions, LLC	Pro Forma Adjustments	Notes	Pro Forma Adjustments	Notes	Pro Forma Balance

	Note A	Note B	Dr.		Cr.

REVENUES	$-	$55,428,836	$-		$-		$55,428,836

COST OF REVENUES	-	36,854,436	-		-		36,854,436

GROSS PROFIT	-	18,574,400	-		-		18,574,400

OPERATING EXPENSES
Commission expense	-	5,116,442	-		-		5,116,442
Commission expense - related parties	-	154,875	-		-		154,875
Depreciation and amortization	-	464,507	-		-		464,507
Bad debt expense	-	3,769,504	-		-		3,769,504
Selling, general and administrative expenses	4,845	12,736,744	-		-		12,741,589

TOTAL OPERATING EXPENSES	4,845	22,242,072	-		-		22,246,917

LOSS FROM OPERATIONS	(4,845)	(3,667,672)	-		-		(3,672,517)

OTHER INCOME (EXPENSE):
Interest income	-	83,151	-		257,499	C	340,650
Interest (expense)	-	(10,591)	-		-		(10,591)
Interest (expense) - Parent	-	(1,936,227)	-		1,936,227	G	-
Amortization of deferred financing costs	-	(142,100)	-		142,100	D	-
Amortization of deferred financing costs - Parent	-	(49,064)	-		49,064	D	-
Amortization of debt discount - Parent	-	(348,087)	-		348,087	E	-
Change in fair value of derivative liabilities -Parent	-	259,445	259,445	F	-		-
Other income	-	13,487	-		-		13,487
OTHER EXPENSE	-	(2,129,986)	259,445		2,732,977		343,546

NET LOSS	(4,845)	(5,797,658)	259,445		2,732,977		(3,328,971)

Preferred stock dividends	-	-	950,000	K	-		(950,000)

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(4,845)	$(5,797,658)	$1,209,445		$2,732,977		$(4,278,971)

Basic and Diluted Loss Per
Common Share	$(0.00)						$(0.23)

Weighted Average Common Shares
					10,000,000	H
					3,242,533	I
					(895,000)	J
Basic and Diluted	6,400,000				-	K	18,747,533

See notes to these unaudited pro forma condensed combined financial statements

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

I.	Merger Agreement

On February 12, 2010, pursuant to the Exchange Transaction entered into on February 12, 2010, LYH transferred its 100% membership interest in Lightyear and Subsidiary to Libra in exchange for 10,000,000 shares of Libra’s common stock issued at closing and the right to receive, shortly after the consummation of the merger, 9,500,000 shares of Libra’s convertible preferred stock. In addition, the LYH Debtholders have exchanged $5,149,980 of LYH Notes for 3,242,533 shares of Libra common stock. Libra and LYH have agreed to issue the preferred stock to LYH after the merger and upon Libra receiving the approval for its stockholders to increase its authorized shares to 70,000,000 shares of common stock and 9,500,000 shares of a new class of preferred stock. The LYH Notes contributed by the LYH Debtholders are due from LYH, the sellers of Lightyear in this exchange transaction.

II.	Pro Forma Adjustments

The following pro forma adjustments give effect to the reverse merger

Condensed Combined Balance Sheet – as of December 31, 2009

Note 1	Derived from the audited financial statements of Libra as of December 31, 2009.

Note 2	Derived from the audited consolidated financial statements of Lightyear as of December 31, 2009.

LYH Notes – Impact After December 31, 2009

Note 3	To record the net proceeds received by Lightyear, and related deferred financing costs, in connection with the LYH Notes issued after December 31, 2009, after paying down its short term borrowings.

	Debit	Credit
Deferred financing costs, non-current portion	$370,800
Short term borrowings	500,000
Cash	1,229,180
Loans payable to Parent, non-current portion		$2,099,980

Securities Modification and Rescission and Exchange Transaction

Note 4	To transfer deferred financing costs to LYH as a result of Lightyear being relieved of its obligations under the related loans payable to LYH.

	Debit	Credit
Deferred financing costs, current portion		$435,520
Deferred financing costs, non-current portion		448,035
Due from Parent	$883,555

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

II.	Pro Forma Adjustments, continued

Condensed Combined Balance Sheet – as of December 31, 2009, continued

Securities Modification and Rescission and Exchange Transaction, continued

Note 5	Adjustments to reflect the recapitalization of the net amount of all intercompany obligations to LYH as a contribution to capital.

	Debit	Credit
Due from Parent		$745,848
Interest payable to Parent, current portion	$4,546,766
Interest payable to Parent, non-current portion	126,233
Loans payable to Parent, current portion	16,016,262
Loans payable to Parent, non-current portion	5,099,980
Member’s deficit		25,043,393

Note 6	Adjustments to record Libra’s assets and liabilities which were settled prior to the merger.

	Debit	Credit
Cash		$770
Additional paid in capital	$58,200
Accounts payable	35,500
Accounts payable – related party	9,850
Retained earnings (deficit)		102,780

Note 7	Adjustments to record Libra’s cancellation of 895,000 shares of common stock in connection with the Exchange Agreement.

	Debit	Credit
Common stock	$895
Additional paid-in capital		$895

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

II.	Pro Forma Adjustments, continued

 Condensed Combined Balance Sheet – as of December 31, 2009, continued

Securities Modification and Rescission and Exchange Transaction, continued

Note 8
To record the issuance of shares of Libra in exchange for 100% of the membership interest of Lightyear. Libra issued 10,000,000 shares of common stock at a par value of $0.001 and covenanted to issue 9,500,000 shares of convertible preferred stock at a par value of $0.001.

	Debit	Credit
Common stock		$10,000
Convertible preferred stock		9,500
Additional paid-in capital	$19,500

Note 9	To record the note receivable with an aggregate face and fair value of $5,149,980 contributed by the LYH Debtholders in exchange for the issuance of 3,242,533 shares of common stock of Libra.

	Debit	Credit
Note receivable (contra-equity)	$5,149,980
Common stock		$3,243
Additional paid-in capital		5,146,737

Note 10	To capitalize member’s deficit to additional paid-in capital in conjunction with the recapitalization.

	Debit	Credit
Member’s deficit		$836,869
Additional paid-in capital	$836,869

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

II.	Pro Forma Adjustments, continued

Condensed Combined Statement of Operations - For The Year Ended December 31, 2009

Note A	Derived from the audited financial statements of Libra for the year ended December 31, 2009.

Note B	Derived from the audited consolidated financial statements of Lightyear for the year ended December 31, 2009.

         Pro Forma Adjustments:

Note C	To record the accrual of interest income for the year ended December 31, 2009 of $257,499 on the note receivable with an aggregate face and fair value of $5,149,980 contributed by the LYH Debtholders.

Note D
To reverse the amortization of deferred financing costs of $142,100 and deferred financing costs - Parent of $49,064 as a result of Lightyear being relieved of its obligations to LYH as of the closing date of the Exchange Transaction.

Note E	To reverse the amortization of debt discount of $348,087 as a result of Lightyear being relieved of its obligations to LYH as of the closing date of the Exchange Transaction.

Note F	To reverse the change in the fair value of derivative liabilities of $259,445 as a result of Lightyear being relieved of its obligations to LYH as of the closing date of the Exchange Transaction.

Note G	To record the elimination of interest expense – Parent, of $1,936,227 as this interest obligation was forgiven in connection with the execution of the Exchange Transaction.

Note H	To record the issuance of 10,000,000 shares of Libra common stock issued to LYH in exchange for the contribution of Lightyear to Libra.

Note I	To record the issuance of 3,242,533 shares of Libra common stock to the LYH Debtholders in exchange for the modified LYH Notes.

Note J	To record the cancellation of 895,000 shares of Libra common stock by the existing Libra common stockholders pursuant to the Exchange Transaction.

Note K
To record the impact of the accruable 5% dividend ($950,000 for twelve months) on the $2.00 per share stated value of the covenanted 9,500,000 shares of Libra preferred stock being issued to LYH in exchange for LYH’s contribution of Lightyear to Libra. We have excluded the impact of the issuance of the 9,500,000 shares of Libra preferred stock from the denominator of the loss per share calculation, because the impact would be anti-dilutive.